Exhibit 99.1

Asset Entities’ Shareholders Approve
Merger with Strive
Approval paves the way for Strive, Inc. to launch a leading public Bitcoin Treasury Company under ticker symbol ASST.

DALLAS, September 9, 2025 – Asset Entities Inc. (“Asset Entities” or the “Company”) (Nasdaq: ASST) today announced that its stockholders have voted to approve the previously announced merger with Strive Enterprises, Inc. (“Strive”), whose stockholders approved the transaction on September 4, 2025. The approval, which was supported by a strong majority of Asset Entities’ shareholders, marks the next step in creating a leading public Bitcoin Treasury Company.

The closing of the Merger is subject to the satisfaction of certain conditions, including the clearance by The Nasdaq Stock Market LLC of the Company’s listing application, subject to official notice of issuance. Upon the completion of the merger, the combined company will be renamed Strive, Inc. and continue to trade on Nasdaq under the ticker symbol ASST. The combined company will be led by Matt Cole, as Chief Executive Officer and Chairman of the Board. Asset Entities President and CEO Arshia Sarkhani will serve as Chief Marketing Officer and as a member of the Board of Directors.

“This shareholder approval is a defining moment in our mission to build a world-class Bitcoin Treasury Company,” said Mr. Cole. “Through our reverse-merger structure, zero debt profile, and $750 million PIPE, we are uniquely positioned relative to peers to execute our strategy and maximize Bitcoin per share for investors. Our focus is on disciplined, long-term strategies designed to outperform Bitcoin itself over time and create perpetual shareholder value.”

“We are gratified that our stockholders have voted to approve this merger,” added Mr. Sarkhani. “This vote, we believe, opens the door to building one of the biggest and most successful Bitcoin Treasury Companies, and providing maximum value to our legacy shareholders.”

Concurrent with the merger closing, the Company expects to consummate a private placement financing (PIPE) that is anticipated to result in aggregate gross proceeds of more than $750 million, with an additional $750 million potentially available upon the exercise of warrants issued in the PIPE, for potential aggregate gross proceeds of over $1.5 billion.

About Asset Entities Inc.

Asset Entities Inc. is a technology company providing social media marketing, management, and content delivery across Discord, TikTok, Instagram, X (formerly Twitter), YouTube, and other social media platforms. Asset Entities is believed to be the first publicly traded Company based on the Discord platform, where it hosts some of Discord’s largest social community-based education and entertainment servers. The Company’s AE.360.DDM suite of services is believed to be the first of its kind for the Design, Development, and Management of Discord community servers. Asset Entities’ initial AE.360.DDM customers have included businesses and celebrities. The Company also has its Ternary payment platform that is a Stripe-verified partner and CRM for Discord communities. The Company’s Social Influencer Network (SiN) service offers white-label marketing, content creation, content management, TikTok promotions, and TikTok consulting to clients in all industries and markets. The Company’s SiN influencers can increase the social media reach of client Discord servers and drives traffic to their businesses. Learn more at assetentities.com, and follow the Company on X at $ASST.

About Strive

Co-founded in 2022 by Vivek Ramaswamy, Strive Enterprises, Inc. is a financial services firm with a mission to maximize value for clients through unapologetic capitalism.

Strive recently announced plans to become the first publicly traded asset management Bitcoin treasury company. The company is focused on outperforming Bitcoin over the long run by combining Bitcoin treasury company leveraged beta strategies with novel alpha-generating strategies.

Since launching its first ETF in August 2022, Strive Asset Management, LLC,  a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, has grown to manage over $2 billion in assets.

Learn more at strive.com. You can also follow the company on X at @strive.

Company Contacts:

Arshia Sarkhani, President and Chief Executive Officer
Michael Gaubert, Executive Chairman
Asset Entities Inc.
Tel +1 (214) 459-3117
Email Contact

Investor Contact:

Skyline Corporate Communications Group, LLC
Scott Powell, President
1177 Avenue of the Americas, 5th Floor
New York, NY 10036
Office: (646) 893-5835
Email: info@skylineccg.com

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Asset Entities, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Strive, Asset Entities or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:

●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;

●	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;

●	the outcome of any legal proceedings that may be instituted against Strive or Asset Entities or the combined company;

●	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Strive or Asset Entities operate;

●	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

●	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

●	the diversion of management’s attention from ongoing business operations and opportunities;

●	potential adverse reactions of Strive’s or Asset Entities’ customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

●	changes in Asset Entities’ share price before closing; and

●	other factors that may affect future results of Strive, Asset Entities or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, Asset Entities’ or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s, Asset Entities’ or the combined company’s results.

Although each of Strive and Asset Entities believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive or Asset Entities will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Asset Entities’ most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by Asset Entities with the  SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Asset Entities or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements speak only as of the date they are made and Strive and Asset Entities undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

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